UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 17, 2015

GOLDEN ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-4339	63-0250005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

One Golden Flake Drive, Birmingham, Alabama	35205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (205) 458-7316

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant
         (a)       Previous independent registered public accounting firm

 On July 16, 2015, the Audit Committee of the Board of Directors of Golden Enterprises, Inc ( “Registrant” or “Company”), notified Dudley, Hopton-Jones, Sims, & Freeman PLLP (“Dudley Hopton”) that it was dismissing Dudley Hopton as its independent registered public accounting firm effective for interim and annual periods beginning with the first quarter of fiscal year ending June 3, 2016.

             The reports of Dudley Hopton on the financial statements of the Registrant for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In accordance with Regulation S-K Item 304(a)(1)(ii) for the past two fiscal years and the subsequent interim periods there have been no disagreements with Dudley Hopton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Dudley Hopton, would have caused them to make reference to the subject matter of the disagreement(s) in connection with its reports on the financial statements for such years. Also, there have been no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided Dudley Hopton with a copy of this Form 8-K, and has requested that Dudley Hopton furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter, dated July 16, 2015, indicating that Dudley Hopton is in agreement with such disclosures, is filed as Exhibit 16.1 to this Form 8-K.

(b)       New independent registered public accounting firm

On July 16, 2015, the Audit Committee of the Board of Directors of the Registrant engaged Carr, Riggs & Ingram, LLC (“CRI”) as the Registrant’s independent registered public accountant effective for fiscal quarter ending August 28, 2015. In deciding to select CRI, the Audit Committee reviewed auditor independence issues and existing commercial relationships with CRI and concluded that CRI  has no commercial relationship with the Company that would impair its independence for the fiscal year ended June 3, 2016. During the Company’s two most recent fiscal years and the subsequent interim period through July 16, 2015, the Company did not consult with CRI with respect to any of the matters or events listed in Regulation S-K Item 304(a)(2).

Item 9.01     Exhibits

          (d) The following exhibits are filed with this report:

          Exhibit Number              Description

          16.1                                    Letter from Dudley, Hopton-Jones, Sims & Freeman PLLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on the 16th day of July, 2015.

GOLDEN ENTERPRISES, INC.

By:	/s/ Patty Townsend
Patty Townsend
Chief Financial Officer